UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 4, 2009

FORD MOTOR CREDIT COMPANY LLC
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6368 (Commission File Number)	38-1612444 (I.R.S. Employer Identification No.)

One American Road
Dearborn, Michigan 48126
(Address of Principal Executive Offices) (Zip Code)

(313) 322-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On March 4, 2009, Ford Motor Credit Company LLC (“Ford Motor Credit”) commenced an offer (the “Notes Cash Tender Offer”) to utilize up to $1.3 billion in cash to purchase outstanding unsecured, non-convertible debt securities of Ford Motor Company (“Ford”).  The Notes Cash Tender Offer will expire at 9:00 a.m., New York City time, on April 3, 2009, unless extended by Ford Motor Credit.  Tendered debt securities may not be withdrawn except in certain limited circumstances where withdrawal rights may be required by law (as determined by Ford Motor Credit).  The terms and conditions of the Notes Cash Tender Offer are described in the offer to purchase and related letter of transmittal, each dated March 4, 2009.

Also on March 4, 2009, Ford Motor Credit commenced a separate $500 million cash tender offer to purchase Ford’s senior secured term loan debt (the “Cash Tender Offer for Senior Term Loan Debt”).

A copy of Ford Motor Credit’s press release dated March 4, 2009 announcing the Notes Cash Tender Offer and the Cash Tender Offer for Senior Term Loan Debt is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Concurrently, on March 4, 2009, Ford commenced an offer (the “Conversion Offer”) to pay a premium in cash to induce holders of any and all of its 4.25% Senior Convertible Notes due December 15, 2036 (the “Convertible Notes”) to convert their Convertible Notes into common stock.  The Conversion Offer will expire at 9:00 a.m., New York City time, on April 3, 2009 (the “Expiration Date”), unless extended or earlier terminated by Ford.  Tendered Convertible Notes may be withdrawn at any time prior to 9:00 a.m., New York City time, on the Expiration Date.  The terms and conditions of the Conversion Offer are described in the offering circular and related letter of transmittal, each dated March 4, 2009.

A copy of Ford’s press release dated March 4, 2009 announcing the Conversion Offer is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release dated March 4, 2009 of Ford Motor Credit Company LLC

Exhibit 99.2	Press Release dated March 4, 2009 of Ford Motor Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

By:	/s/ C. M. MacGillivray
Name: C. M. MacGillivray
Title: Assistant Secretary

Date: March 4, 2009

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99.1	Press Release dated March 4, 2009 of Ford Motor Credit Company LLC

Exhibit 99.2	Press Release dated March 4, 2009 of Ford Motor Company